SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 13, 2000

                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)

TEXAS                        0-8493                       74-1051605
(State or other             (Commission File Number)     (I.R.S.  Employer
jurisdiction                                              Identification No.)
of incorporation)

2707 NORTH LOOP WEST
HOUSTON, TEXAS                                            77008
(Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (713) 868-7700

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Item 5.  Other Events.
         ------------

On June 13, 2000, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's FMTV A1's Successful Completion of First Article Testing.

Item 7.  Exhibits.
         --------
Exhibit 99.1 Company Press Release dated June 13, 2000, titled "Stewart & Stevenson Announces FMTV A1 Successfully Completes First Article Testing."

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STEWART & STEVENSON SERVICES, INC.



Date:  June 13, 2000                By: /s/ LAWRENCE E. WILSON
                                        Name:   Lawrence E. Wilson
                                        Title:  Vice President, Secretary
                                                and General Counsel
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